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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
 July 3, 2002

LA QUINTA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-9109 (Commission File Number)	95-3419438 (I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant's telephone number, including area code)

LA QUINTA PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-9110 (Commission File Number)	95-3520818 (I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant's telephone number, including area code)

        Certain matters discussed herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The companies, consisting of La Quinta Corporation ("LQ Corporation") and La Quinta Properties, Inc. ("LQ Properties" and, together with LQ Corporation, "we", the "Companies" or the "La Quinta Companies"), intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements, and are including this statement for purposes of complying with these safe harbor provisions. Although we believe the forward-looking statements are based on reasonable assumptions, we cannot assure you that our expectations will be attained. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the value of our La Quinta® brand in the future; changes in accounting rules and principles governing the recording, write-down and amortization of goodwill and other intangibles; and other risks detailed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, the risks described in Items 1 and 2 of our Joint Annual Report on Form 10-K for the year ended December 31, 2001 under the headings "Certain Factors You Should Consider About Our Companies, Our Businesses And Our Securities" and "Cautionary Statements Regarding Forward-Looking Statements in this Document." We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 5. Events.

        La Quinta Corporation and La Quinta Properties, Inc. hereby file this Joint Current Report on Form 8-K in order to incorporate by reference the selected financial information attached hereto as Exhibit 99.1 into our joint registration statement on Form S-3 to be subsequently filed by us on the date hereof in order to provide the disclosures required by paragraph 61 of Statement of Financial Accounting Standards No. 142—"Goodwill And Other Intangible Assets" as a result of our filing of our joint registration statement.

ITEM 7. Statements, Pro Forma, Financial Information and Exhibits.

        (c) Exhibits.

Exhibit No.	Description
99.1	Selected financial information for the La Quinta Companies, LQ Properties and LQ Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2002	LA QUINTA CORPORATION
	By:	/s/ DAVID L. REA
	Name:	David L. Rea
	Title:	Executive Vice President and Chief Financial Officer
LA QUINTA PROPERTIES, INC.
	By:	/s/ DAVID L. REA
	Name:	David L. Rea
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Selected financial information for the La Quinta Companies, LQ Properties and LQ Corporation.

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  ITEM 5. Events.
  ITEM 7. Statements, Pro Forma, Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX